PROSPECTUS

May 1, 2006

(as supplemented

June 12, 2006)

Managers

AMG Funds

TimesSquare Small Cap Growth Fund

•	Institutional Class

•	Premier Class

The Fund is closed to certain new investors as described below. Shareholders who currently own shares of the Fund may continue to purchase additional shares of the Fund in their existing accounts. Financial advisors, institutions, intermediaries and other platforms that have existing accounts or client assets in the Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing intermediary account as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in the TimesSquare Small Cap Growth Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”). Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goal, Principal Strategies and Principal Risk Factors of the Fund

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation

Primarily invests in common and preferred stocks of small-capitalization U.S. companies using a growth investment style

Ordinarily chooses investments in companies that are exhibiting growth in earnings and investments in companies involved in new product development and technological breakthroughs

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-capitalization companies

Growth Stock Risk Liquidity Risk Management Risk Market Risk Sector Risk Small-Capitalization Stock Risk

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

Growth Stock Risk

Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund’s investment strategy depends significantly on the skill of TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s Subadvisor, in assessing the potential of the securities in which the Fund invests. TimesSquare will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Market Risk

The Fund is subject to the risks generally of investing in stocks, commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite the unique influences on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies of a particular sector of the market to decrease. Although the Fund may not concentrate in any one industry, the Fund may invest without limitation in any one sector. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Small-Capitalization Stock Risk

Small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

In addition to the investment strategies described in this Prospectus, the Fund may also make other types of investments and therefore may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information (“SAI”).

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Fund by showing the year-by-year total returns of the Fund’s Institutional Class shares and how the annual performance of the Fund has varied since the Fund’s inception. The bar chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results. The performance information reflects the impact of the Fund’s contractual expense limitation. If Managers Investment Group LLC (the “Investment Manager”) had not agreed to limit expenses, returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION* – Institutional Class

Best Quarter: 20.92% (4th Quarter 2001)

Worst Quarter: -20.09% (1st Quarter 2001)

*	The inception date for the Institutional Class was January 21, 2000.

The following table illustrates the risks of investing in the Fund by showing how the Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for the both Fund and its index, and reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/051

Institutional Class: (inception date: 1/21/00)	1 Year	5 Years	Since Inception
Return Before Taxes	13.44%	5.14%	6.23%
Return After Taxes on Distributions	11.02%	4.47%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares	10.38%	4.21%	5.15%
Russell 2000 Growth Index[2]	4.15%	2.28%	(3.63)%

Premier Class: (inception date: 1/21/00)
Return Before Taxes[3]	13.24%	5.00%	6.07%
Russell 2000 Growth Index[2]	4.15%	2.28%	(3.63)%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	Russell 2000® Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to book ratios and higher forecasted values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
[3]	After tax returns are shown only for Institutional Class shares of the Fund. After tax returns for Premier Class shares will vary.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEES AND EXPENSES

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Premier Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Institutional Shares	Premier Shares
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[1]	0.09%	0.25%

Total Annual Fund Operating Expenses[2]	1.09%	1.25%
Fee Waiver and/or Reimbursement[3]	(0.04)%	(0.04)%

Net Annual Fund Operating Expenses	1.05%	1.21%

[1]	Other Expenses for the Premier Class shares includes payments the Fund pays to third parties who maintain omnibus accounts with the Fund. These payments, representing payments for shareholder recordkeeping services, are not expected to exceed 0.20% of the Fund’s average daily net assets attributable to the Premier Class shares.
[2]	The Fund may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. As a result of these arrangements, the actual Total Annual Operating Expenses and Fee Waiver and Reimbursement of the Premier Class shares and Institutional Class shares may be less than the amounts shown above.
[3]	The Investment Manager has contractually agreed, through May 1, 2007, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.05% and 1.25% of the average daily net assets of the Fund attributable to the Institutional Class shares and Premier Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Operating Expenses do not exceed the contractual expense limitation amount.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$107	$343	$597	$1,325
Premier Class	$123	$393	$682	$1,508

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2007. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

TIMESSQUARE SMALL CAP GROWTH FUND

Objective

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in the common and preferred stocks of small-capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. This policy may be changed only upon 60 days’ written notice to shareholders. TimesSquare generally considers a company to be a “small-capitalization” company if it has a market capitalization, at the time of purchase, of between $50 million and $2 billion. The Fund focuses on growing companies involved in new product development and technological breakthroughs.

TimesSquare:

•	Looks across all sectors of the stock market to find companies that meet the Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership.

•	Looks for stocks that have the potential for significant price appreciation over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

•	Will generally sell a security when it no longer meets the Fund’s investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or if the valuation is no longer attractive relative to TimesSquare’s time horizon for growth expectations.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of TimesSquare do not ordinarily involve trading securities for short-term profits, TimesSquare may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

More information on the Fund’s investment strategies and holdings can be found in the current SAI.

Should You Invest In This Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for some equity returns in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk or small-capitalization stock risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at www.managersinvest.com.

What are you investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

FUND MANAGEMENT

The Fund is a series of the Trust. The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Fund is one of the funds currently available in the Managers Family of Funds. The Fund has two classes of shares, Institutional Class and Premier Class.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of TimesSquare, the Subadvisor of the Fund, and, when appropriate, evaluates any potential new asset managers for the fund family. The Investment Manager also exercises investment discretion over the cash reserves segment of the Fund. Managers Distributors, Inc. (“MDI” or the

“Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor. MDI receives no compensation from the Fund for its services as distributor. The Investment Manager or MDI may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

TimesSquare has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund since the Fund’s inception. TimesSquare, located at 1177 Avenue of the Americas, 39th Floor, New York, New York 10036, is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans and other institutional accounts. As of December 31, 2005, TimesSquare managed approximately $6.2 billion in assets. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare.

The Fund is managed by a team of portfolio managers, analysts and other investment professionals at TimesSquare. Grant R. Babyak, Yvette C. Bockstein and Kenneth C. Duca (the “Portfolio Managers”) serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments.

Name	Position(s) Held and Length of Service	Principal Occupations During the Past 5 Years
Grant R. Babyak	Chief Executive Officer and Senior Portfolio Manager since 2000	Chief Executive Officer and Senior Portfolio Manager, TimesSquare (2000-Present); Sr. Vice President, Fiduciary Trust Company International (1996-2000)

Yvette C. Bockstein	Managing Director and Senior Portfolio Manager since 2000	Managing Director and Senior Portfolio Manager, TimesSquare (2000-Present); Senior Vice President and Portfolio Manager, Fiduciary Trust Company International (1978-2000)

Kenneth C. Duca, CFA	Director and Portfolio Manager/Analyst since 2000	Director and Portfolio Manager / Analyst, TimesSquare (2000-Present)

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Fund’s SAI.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays TimesSquare 1.00% of the average daily net assets of the Fund for its services as Subadvisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund.

The Investment Manager receives compensation from the Subadvisor for its administrative services to the Fund pursuant to an administration agreement between the Investment Manager and Subadvisor.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the prior fiscal periods. Certain information reflects financial results for a single Fund share in either the Institutional Class or the Premier Class of the Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Please note that the financial highlights information in the following tables represents financial highlights of each Class of shares of the predecessor Small Cap Growth/ TimesSquare Fund, a series of CIGNA Funds Group (the “Predecessor Fund”), through December 31, 2004. The information has been derived from the financial statements of each Class of shares of the Predecessor Fund, which was reorganized into the Fund on April 8, 2005. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

TIMESSQUARE SMALL CAP GROWTH FUND – FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	For the year ended December 31,
	2005	2004	2003	2002	2001
INSTITUTIONAL CLASS
Net Asset Value, Beginning of Year	$11.88	$11.06	$8.16	$10.00	$11.00

Income from Investment Operations:
Net investment loss	(0.05)[3]	(0.08)[3]	(0.09)[3]	(0.07)[3]	(0.06)
Net realized and unrealized gain (loss) on investments	1.60	1.30	3.15	(1.77)	(0.94)

Total from investment operations	1.55	1.22	3.06	(1.84)	(1.00)

Less Distributions to Shareholders from:
Net investment income	—	(0.07)	(0.13)	—	—
Net realized gain on investments	(1.35)	(0.33)	(0.03)	—	—

Total distributions to shareholders	(1.35)	(0.40)	(0.16)	—	—

Net Asset Value, End of Year	$12.08	$11.88	$11.06	$8.16	$10.00

Total Return[1]	13.44%	11.05%	37.48%	(18.40)%	(9.09)%

Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment loss to average net assets	(0.38)%	(0.79)%	(0.86)%	(0.85)%	(0.66)%
Portfolio turnover	76%	70%	61%	57%	160%
Net assets at end of year (000’s omitted)	$445,485	$410,171	$324,742	$51,762	$9,441

Ratios absent expense offsets [2]:
Ratio of total expenses to average net assets	1.09%	1.09%	1.12%	1.45%	1.75%
Ratio of net investment loss to average net assets	(0.04)%	(0.83)%	(0.93)%	(1.25)%	(1.36)%

[1]	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
[2]	Ratio information assuming no reduction of Fund expenses.
[3]	Per share numbers have been calculated using average shares.

TIMESSQUARE SMALL CAP GROWTH FUND – FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	For the year ended December 31,
	2005	2004	2003	2002	2001
PREMIER CLASS
Net Asset Value, Beginning of Year	$11.83	$11.02	$8.12	$9.97	$10.98

Income from Investment Operations:
Net investment loss	(0.06)[3]	(0.10)[3]	(0.11)[3]	(0.09)[3]	(0.08)
Net realized and unrealized gain (loss) on investments	1.58	1.29	3.16	(1.76)	(0.93)

Total from investment operations	1.52	1.19	3.05	(1.85)	(1.01)

Less Distributions to Shareholders from:
Net investment income	—	(0.05)	(0.12)	—	—
Net realized gain on investments	(1.35)	(0.33)	(0.03)	—	—

Total distributions to shareholders	(1.35)	(0.38)	(0.15)	—	—

Net Asset Value, End of Year	$12.00	$11.83	$11.02	$8.12	$9.97

Total Return[1]	13.24%	10.80%	37.53%	(18.56)%	(9.20)%

Ratio of net expenses to average net assets	1.21%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets	(0.51)%	(0.99)%	(1.06)%	(1.06)%	(0.87)%
Portfolio turnover	76%	70%	61%	57%	160%
Net assets at end of year (000’s omitted)	$141,409	$103,589	$67,375	$5,482	$6,370

Ratios absent expense offsets[2]:
Ratio of total expenses to average net assets	1.25%	1.29%	1.32%	1.65%	1.95%
Ratio of net investment loss to average net assets	(0.04)%	(1.03)%	(1.13)%	(1.46)%	(1.57)%

[1]	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
[2]	Ratio information assuming no reduction of Fund expenses.
[3]	Per share numbers have been calculated using average shares.

YOUR ACCOUNT

You may invest in the Fund by purchasing either Institutional Class or Premier Class shares. Each Class of shares is subject to a minimum initial investment amount, as described below. Each Class bears a different level of expenses. The net asset value per share of the two Classes may differ. In all other material respects, the Institutional Class and Premier Class shares are the same, each share representing a proportionate interest in the Fund. As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Managers Family of Funds or even to redeem out of the Fund.

Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is equal to the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Fair Value Policy

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund will use the fair value of a portfolio investment to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Fund may invest in small cap securities that are thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly-traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Fund Closure

The Fund is closed to certain new investors as described below. Shareholders who currently own shares of the Fund may continue to purchase additional shares of the Fund in their existing accounts. Financial advisors, institutions, intermediaries and other platforms that have existing accounts or client assets in the Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing intermediary account as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

Minimum Investments in the Fund

Cash investments in the Fund must be in U.S. dollars. Third-party or “starter” checks are not accepted for the initial investment in the Fund or for any additional investments.

The following table provides the minimum initial and additional investments in the Fund:

	Initial Investment		Additional Investment
	Inst’l Shares	Premier Shares	Inst’l Shares	Premier Shares
Regular Accounts	$5.0 million	$1.0 million	$100,000	$10,000
IRA Accounts	$5.0 million	$1.0 million	$100,000	$10,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; and current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father/mother-in-law, sister/brother-in-law, daughter/son-in-law, nieces, nephews and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs for servicing shareholders.

SHARE CLASSES

Investors may choose from two classes of shares of the Fund. The classes differ in the way they deal with Fund expenses. Four important considerations in choosing a share class are the amount you plan to invest, your investment objectives, the class’ expenses and charges, and how long you intend to keep the money invested. We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Institutional Class Shares

Have neither an up-front sales charge, nor a surrender charge (referred to as a contingent-deferred sales charge (CDSC)).

Have lower operating expenses than Premium Class shares. This means that an investment in Institutional Class shares will have higher annual returns than a comparable investment in Premium Class shares.

Have no Distribution (12b-1) Fees.

Premium Class Shares

Have neither an up-front sales charge, nor a surrender charge (referred to as a contingent-deferred sales charge (CDSC)).

Have higher operating expenses than Institutional Class shares.

Have no Distribution (12b-1) Fees.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund once you have established an account with the Trust, of which the Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

	Initial Purchase	Additional Purchases
Through your Investment Advisor	Contact your investment advisor or other investment professional.	Send any additional monies to your investment professional at the address appearing on your account statement.

All Shareholders: By Mail	Complete the account application. Mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769	Write a letter of instruction and a check payable to Managers to: Managers c/o PFPC, Inc . PO Box 9769 Providence, RI 02940-9769 Include your account # and Fund name on your check

By Telephone	Not Available	If your account has already been established, call the Transfer Agent at (800) 548-4539.

By Internet	Not Available	If your account has already been established, see our website at www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For Bank Wires: Instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, Pennsylvania; ABA #031000053; FFC To: 8614972935 Managers, Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service. Please call (800) 548-4539 if you have questions.

Please indicate which class of shares you are buying – Institutional or Premier Class – when you place your order.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders: By Mail

Write a letter of instruction containing:

•      the name of the Fund

•      dollar amount or number of shares to be sold

•      your name

•      your account number

•      signatures of all owners on account

Mail letter to:

Managers

c/o PFPC, Inc.

PO Box 9769

Providence, RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548- 4539.

By Internet	See our website at www.managersinvest. com

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $5,000,000 and over require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $5,000,000.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund or another fund in the Managers Family of Funds. You can elect to receive cash.

Automatic Investments allow you to make automatic deductions from a designated bank account.

Automatic Redemptions allow you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 548-4539 for more information and an IRA kit.

The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of share or are open to new investors. The value of shares you are exchanging must meet the minimum purchase requirement of the class of shares of the fund you are exchanging them for. There is no fee associated with the Exchange Privilege. There may, however, be tax consequences resulting from these exchanges. See “Certain Federal Income Tax Information” for further information. Normally we will execute the entire transaction in a single business day. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms and conditions as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

To reduce the volume of mail you receive and minimize the cost to the Fund, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at (800) 548-4539, or write to us at the address listed above, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

OPERATING POLICIES

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, redemptions or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor.

You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, establish one or more additional classes of shares of the Fund with different preferences, privileges, and expenses.

The Fund reserves the right to:

•	redeem an account if the value of the account falls below $5,000,000 for the Institutional Class and $1,000,000 for the Premier Class due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the account balance;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission (“SEC”);

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse an exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s Transfer Agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness or ability of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account, whether taken in cash or as additional shares. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any, are normally declared and paid in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local and foreign tax consequences to you of your investment in the Fund based upon your particular circumstances.

Distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owns or is considered to have owned for one year or less will be taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

The Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	Fail to provide a social security number or taxpayer identification number;

•	Fail to certify that their social security number or taxpayer identification number is correct; or

•	Fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

CONTACT INFORMATION

Investment Manager

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Subadvisor

TimesSquare Capital Management, LLC

1177 Avenue of the Americas

39th Floor

New York, New York 10036

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

PO Box 9769

Providence, Rhode Island 02940-9769

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

Peter M. Lebovitz

William J. Nutt

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

ADDITIONAL INFORMATION

Additional information about the Fund and its investments is available in the Fund’s SAI and Annual and Semi-Annual Reports, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-548-4539

By Mail:	Managers 800 Connecticut Avenue Norwalk, Connecticut

On the Internet:	Electronic copies are available on our website at www.managersinvest.com

In the Fund’s Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual Reports, is on file with the SEC. The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus. Reports and other information about the Fund are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Call (202)551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-9521